UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 16, 2005

(Date of earliest event reported)

WESTAFF, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-24990	94-1266151
(Commission File Number)	(I.R.S. Employer Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598

(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01               Entry into a Material Definitive Agreement

Effective March 16, 2005, Dwight Pedersen resigned as President and Chief Executive Officer of the Company pursuant to a written Severance Agreement and Release.  Concurrently, Mr. Pedersen resigned from the Company’s Board of Directors.  Pursuant to the terms of the Severance Agreement, Mr. Pedersen will receive a lump sum payment equal to one year’s annual base salary of $400,000 and continued COBRA payments for one year after the severance date.  Mr. Pedersen will no longer receive other employee benefits or perquisites from the Company.  A copy of the Severance Agreement and Release is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Effective March 16, 2005, Mr. Dwight Pedersen resigned as President and Chief Executive Officer of the Company and concurrently resigned from the Company’s Board of Directors.  A description of the terms of Mr. Pedersen’s resignation are included under Item 1.01.

(c)           On March 16, 2005, the Board of Directors of the Company announced that Patricia Newman, Westaff Chief Operating Officer has been named as the Company’s Chief Executive Officer and President and appointed to Westaff’s Board of Directors, subject to finalizing her new employment agreement. Ms. Newman, 53, is a 25 year veteran in the staffing industry and was appointed as Chief Operating Officer of the Company on November, 1, 2004.  Prior to that, she had been the Company’s U.K. Managing Director since December 1998.  In November 2002, she took on the added responsibility of overseeing the Company’s Denmark and Norway operations.  Ms. Newman will continue to serve on the boards of Westaff U.K. Limited, Westaff A/S and Westaff AS.  The Company has not yet entered into a definitive agreement with Ms. Newman relating to her employment as President and CEO.

Item 9.01               Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Document

99.1	Severance Agreement and Release, dated as of March 16, 2005 between Westaff, Inc. and Dwight Pedersen

99.2

Press Release re: Dwight Pedersen issued March 16, 2005

99.3	Press Release re: Patricia Newman issued March 16, 2005

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

By:	/s/ Dirk A. Sodestrom
Dirk A. Sodestrom
Senior Vice President and Chief Financial Officer

Date:  March 16, 2005

EXHIBIT INDEX

Item 99.1	Severance Agreement and Release, dated as of March 16, 2005 between Westaff, Inc. and Dwight Pedersen

Item 99.2	Press Release re: Dwight Pedersen issued March 16, 2005

Item 99.3	Press Release re: Patricia Newman issued March 16, 2005